UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2012

PERVASIP CORP.
(Exact name of registrant as specified in its charter)

New York	000-04465	13-2511270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 South Broadway, Suite 400
White Plains, NY 10601
 (Address of principal executive offices)

(914) 620-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 25, 2012, Pervasip Corp. (the “Company”) accepted a stock subscription agreement from G3 Connect LLC, for 8,500,000 shares of the Company’s common stock, par value $0.001, for an aggregate purchase price of $170,000, or $0.02 per share.

On January 13, 2012, the Company entered into a securities settlement agreement with JDM Group, LLC (“Investor”) in connection with the conversion of certain debt into shares of the Company’s common stock.  Under the terms of the Settlement Agreement, the Investor converted $50,994 of the debt into 3,399,595 shares of the Company’s common stock, at a conversion rate of $0.015 per share.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On January 24, 2012 the Company issued 784,597 shares of its common stock, at a conversion rate of $0.02493 per share, in order to make the final principal and interest payment of $19,560 pursuant to a $275,000 securities settlement agreement, dated July 21, 2011 by and between the Company and Magna Group, LLC, which is now retired.

In conjunction with the aforementioned stock issuances, we are relying on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of our securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder.  The transactions do not involve a public offering, the investors are “accredited investors” and/or qualified institutional buyers and have access to information about us and its investment.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to a Certificate of Amendment (the “Amendment”) to our Certificate of Incorporation filed with the Secretary of State of the State of New York on January 23, 2012, we effected a change in the par value of our common stock from $0.10 to $0.001, and we increased the number of authorized shares of our common stock from 150,000,000 to 250,000,000.  The proposal for the Amendment was previously disclosed in a Definitive Schedule 14A Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, filed with the Securities and Exchange Commission on November 30, 2011.  The above named changes were approved by written consent on November 28, 2011 by stockholders with majority vote, in lieu of a shareholder meeting.  A copy of the Amendment is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Number Documents

3.1*	Certificate of Amendment to the Certificate of Incorporation effective as of January 23, 2012.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIP CORP.

Date: January 27, 2012	By:	/s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer